UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 16, 2014

ORBITZ WORLDWIDE, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

1-33599	20-5337455
(Commission File Number)	(I.R.S. Employer Identification No.)

500 W. Madison Street, Suite 1000, Chicago, Illinois	60661
(Address of Principal Executive Offices)	(Zip Code)

(312) 894-5000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION

The information in Item 7.01 of this Form 8-K, “Regulation FD Disclosure,” regarding the Company’s preliminary results for the second quarter ended June 30, 2014 is incorporated herein by reference and is furnished to, but not filed with, the Securities and Exchange Commission in this Item 2.02.

Item 7.01 REGULATION FD DISCLOSURE

On July 16, 2014, Orbitz Worldwide, Inc. (the “Company”) issued a press release announcing an underwritten public offering of 20,000,000 shares of its common stock by an affiliate of Travelport Limited (the “Selling Stockholder”). The underwriter has a 30-day option to purchase up to an additional 3,000,000 shares from the Selling Stockholder. The Company will not receive any proceeds from the offering. A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K and incorporated herein by reference.

On July 16, 2014, the Company issued a press release regarding its preliminary results for the second quarter ended June 30, 2014. A copy of the press release is furnished as Exhibit 99.2 to this Form 8-K and incorporated herein by reference.

Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.	Description

99.1	Press Release, dated July 16, 2014, announcing launch of underwritten public offering

99.2	Press Release, dated July 16, 2014, announcing preliminary results for the quarter ended June 30, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORBITZ WORLDWIDE, INC.

Dated: July 16, 2014	By:	/s/ James F. Rogers
	Name:	James F. Rogers
	Title:	Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated July 16, 2014, announcing launch of underwritten public offering

99.2	Press Release, dated July 16, 2014, announcing preliminary results for the quarter ended June 30, 2014